UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Global Real Estate Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global real estate stocks generated solid gains throughout the year, with positive double-digit returns during both halves of 2012. Your fund participated in the strong performance with robust results largely in line with its key benchmarks, although slightly dampened by our opportunistic cash position. Returns outside the U.S. were substantially better than U.S. performance, driven in part by U.S. outperformance in 2011 and also by investors’ focus on the looming fiscal cliff.

The Global Real Estate Fund returned 11.27% during the past six months and 28.40% for the year compared with 11.59% and 28.65%, respectively, for the FTSE EPRA/NAREIT Developed Real Estate Index. The Lipper Global Real Estate Index generated respective returns of 11.96% and 28.87%. (The returns for the Advisor Class were lower, reflecting its different fee structure.)

DIVIDEND DISTRIBUTION

On December 17, 2012, your fund’s Board of Directors declared a fourth-quarter income dividend of $0.10 per share to shareholders of record on that day, bringing total dividends for the year to $0.37. The dividends were paid on December 19. You should have received your check or statement reflecting this most recent distribution. Remember to use your Form 1099-DIV, not your year-end statement, for tax filing purposes. (Dividends were different for the Advisor Class.)

MARKET ENVIRONMENT AND STRATEGY

Investors’ worst fears did not materialize in 2012, although it could hardly be called the best of times either. The U.S. economy continued to grind out a tepid recovery, as fall elections approached and optimism ebbed and flowed. U.S. businesses cautiously crept forward in a challenging environment, creating jobs at a positive yet restrained pace. European leaders managed to stave off a financial meltdown while maintaining the integrity of the eurozone, yet large challenges remain for the region. The leadership transition unfolded in China, though with some uncertainty. Other regions in Asia struggled with overheated housing markets and efforts to dampen rapid price escalation. Generally across the globe, interest rates remained relatively low, and the search for yield continued in a low-rate environment. In many regions, commercial real estate remained in favor thanks to its above-average income characteristics and the potential store of wealth in the event that loose monetary policy results in unbridled inflation.

After much talk about a need for change, the American people voted for what appeared to be the status quo. Democrats retained control of the presidency and Senate, while Republicans kept control of the House. Optimism about a “grand bargain” that would address budgetary imbalances was replaced with disappointment, as polarizing partisanship set the stage for another display of political brinkmanship. U.S. returns were much stronger in the first half of the year than in the second half, when the postelection battle took center stage. In the end, Congress found a detour around the fiscal cliff with an agreement to extend current tax rates for the overwhelming majority of taxpayers, although taxpayers at all income levels will be subject to a two-percentage-point increase in the employee portion of the Social Security tax. The second half of the budgetary equation, federal spending, will have to be addressed during the coming months.

Returns in Asia were exceptionally strong in 2012, most notably companies with development capabilities as investors grew increasingly optimistic about their potential to create value in the years ahead. While we have considerable exposure to development, our portfolio is largely oriented toward existing investment properties, which fared quite well but not as well as the developers. The strength of the Japanese market was also noteworthy, as long-term returns in that market have combatted a strong currency in an export-oriented economy. Optimism grew about the prospects for a change in government leadership and associated changes in policies that could spur growth and target the country’s battle with deflation.

Returns in Europe were surprisingly strong, as the eurozone grappled with austerity while focusing on persistent uncertainty surrounding sovereign debt issues. The financial markets reached a critical tipping point in July, when Mario Draghi, president of the European Central Bank, announced that the ECB would do “whatever it takes” to prevent a collapse of the eurozone. Before his speech, financial markets were awash with speculation that the euro was dead as a currency and the integrity of the European Union itself was in doubt. Draghi succeeded in firming up European stock and bond markets and boosting confidence in the euro, which has rallied sharply against the U.S. dollar in recent months. Spain’s 10-year bond yield fell below 5% in early January for the first time since March 2012, after topping out at more than 7.5% just before Draghi’s remarks, according to Bloomberg.

PORTFOLIO REVIEW

The fund’s largest holding, Simon Property Group, delivered strong results once again with solid fundamental support and stock performance that exceeded the U.S. averages. Generally, regional malls performed quite well, including contributions from General Growth Properties and Taubman Centers. Mall outperformance wasn’t unique to the U.S., as international mall companies advanced nicely, including European operator Unibail-Rodamco and our Brazilian holdings, which include Iguatemi Empresa De Shopping Centers. In Canada, we benefited from ownership in mall operator Primaris Retail REIT. Primaris became the target of a takeover attempt late in the year. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Office company investments were somewhat weak in the U.S., but they exhibited strength elsewhere across the globe. In London, our West End specialists, Great Portland Estates and Derwent London, once again generated excellent returns. In Canada, Brookfield Canada Office Properties contributed nicely to the fund’s performance, while France’s Gecina also advanced as the company continued its restructuring. In the U.S., office companies with West Coast exposure exhibited some relative strength, and the fund benefited from holdings in Douglas Emmett and Kilroy Realty. In Hong Kong, office occupancy remained strong in the Central District, helping to propel shares of Hongkong Land Holdings despite concerns over the sustainability of very high rental rates.

Elsewhere in Hong Kong, retail performance was resilient, thus aiding in the strong performance of Wharf Holdings and Hysan Development. Japanese developers Mitsubishi Estate and Mitsui Fudosan performed exceptionally well in 2012, greatly exceeding the returns of Japanese real estate investment trusts in the portfolio.

OUTLOOK

Across the globe, macroeconomic challenges were adequately confronted by world leaders, though they were not fully resolved in many areas. While we have no control over the macroeconomic or political environment, we remain optimistic that we can navigate whatever roiling waters we face as we implement our investment strategy in the months ahead.

We expect any economic recovery to be beneficial to our existing portfolio properties. Due to the duration of leases, the durability of the assets, and the lead times required for new supply, real estate cycles tend to be long. Many of our portfolio companies remain focused on disposing of their weaker assets and redeploying the proceeds into stronger assets. If demand can grow against a backdrop of subdued supply and low interest rates, we believe that investors will remain attracted to our sector of the market in a search for higher yields and the potential for appreciation, particularly if the threat of accelerating inflation intensifies.

We would like to thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 25, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage rate, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

FTSE EPRA/NAREIT Developed Real Estate Index: A total-return index composed of the most actively traded real estate investment trusts and REIT-type structures, designed to be a measure of global real estate equity performance.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
Simon Property Group	5.1%
Mitsubishi Estate	3.5
Sun Hung Kai Properties	3.0
Public Storage	2.8
Mitsui Fudosan	2.7
Primaris Retail Real Estate Invest Trust	2.4
AvalonBay Communities	2.4
Unibail-Rodamco	2.4
Hang Lung Properties	2.3
Westfield Retail Trust	2.3
General Growth Properties	2.2
Prologis	2.1
Equity Residential	2.0
SL Green Realty	1.8
PSP Swiss Property	1.8
Macerich Company	1.8
Vornado Realty Trust	1.7
Hongkong Land Holdings	1.6
CFS Retail Property Trust Group	1.6
Federal Realty Investment Trust	1.6
Capitamall Trust	1.6
Nippon Accommodations Fund	1.5
Charter Hall Retail	1.5
Regency Centers	1.5
Kimco Realty	1.4
Total	54.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	10/27/08 Through 12/31/08
NET ASSET VALUE					
Beginning of period	$ 14.65	$ 15.71	$ 13.46	$ 10.54	$ 10.00
Investment activities					
Net investment income[1]	0.30[2]	0.26[2]	0.49[2]	0.26[2]	0.07[2]
Net realized and unrealized gain (loss)	3.82	(0.97)	2.56	3.18	0.73
Total from investment activities	4.12	(0.71)	3.05	3.44	0.80
Distributions					
Net investment income	(0.37)	(0.23)	(0.48)	(0.33)	(0.05)
Net realized gain	(0.38)	(0.09)	(0.32)	(0.19)	(0.19)
Tax return of capital	–	(0.03)	–	–	(0.02)
Total distributions	(0.75)	(0.35)	(0.80)	(0.52)	(0.26)
NET ASSET VALUE					
End of period	**$ 18.02**	**$ 14.65**	**$ 15.71**	**$ 13.46**	**$ 10.54**

Ratios/Supplemental Data

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Total return[3]	**28.40%**[2]	**(4.58)%**[2]	**23.17%**[2]	**33.62%**[2]	**7.99%**[2]
Ratio of total expenses to average net assets	1.05%[2]	1.05%[2]	1.05%[2]	1.05%[2]	1.05%[2][4]
Ratio of net investment income to average net assets	1.79%[2]	1.66%[2]	3.42%[2]	2.32%[2]	3.70%[2][4]
Portfolio turnover rate	4.4%	8.2%	6.5%	12.4%	0.3%
Net assets, end of period (in thousands)	$ 130,676	$ 43,468	$ 37,426	$ 17,373	$ 8,311

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/13.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	10/27/08 Through 12/31/08
NET ASSET VALUE					
Beginning of period	$ 14.58	$ 15.65	$ 13.43	$ 10.53	$ 10.00
Investment activities					
Net investment income[(1)]	0.27[(2)]	0.26[(2)]	0.47[(2)]	0.26[(2)]	0.06[(2)]
Net realized and unrealized gain (loss)	3.82	(0.99)	2.55	3.16	0.73
Total from investment activities	4.09	(0.73)	3.02	3.42	0.79
Distributions					
Net investment income	(0.36)	(0.22)	(0.48)	(0.33)	(0.05)
Net realized gain	(0.38)	(0.09)	(0.32)	(0.19)	(0.19)
Tax return of capital	–	(0.03)	–	–	(0.02)
Total distributions	(0.74)	(0.34)	(0.80)	(0.52)	(0.26)
NET ASSET VALUE					
End of period	**$ 17.93**	**$ 14.58**	**$ 15.65**	**$ 13.43**	**$ 10.53**

Ratios/Supplemental Data

Total return[(3)]	**28.32%[(2)]**	**(4.73)%[(2)]**	**22.99%[(2)]**	**33.46%[(2)]**	**7.89%[(2)]**
Ratio of total expenses to average net assets	1.15%[(2)]	1.15%[(2)]	1.15%[(2)]	1.15%[(2)]	1.15%[(2)(4)]
Ratio of net investment income to average net assets	1.58%[(2)]	1.65%[(2)]	3.25%[(2)]	2.40%[(2)]	3.51%[(2)(4)]
Portfolio turnover rate	4.4%	8.2%	6.5%	12.4%	0.3%
Net assets, end of period (in thousands)	$ 7,595	$ 795	$ 519	$ 357	$ 263

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/13.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 8.4%		
Common Stocks 8.4%		
CFS Retail Property, REIT	1,078,113	2,160
Charter Hall Retail, REIT	527,075	2,067
GPT Group, REIT	223,973	865
Stockland, REIT	518,769	1,913
Westfield Group, REIT	132,771	1,465
Westfield Retail Trust, REIT	1,012,202	3,186
Total Australia (Cost $10,290)		11,656
BRAZIL 1.6%		
Common Stocks 1.6%		
Aliansce Shopping Centers	75,900	915
BR Malls Participacoes	60,700	804
Iguatemi Empresa de Shopping Centers	36,800	491
Total Brazil (Cost $1,856)		2,210
CANADA 4.7%		
Common Stocks 4.7%		
Brookfield Canada Office Properties, REIT	51,100	1,504
Canadian Real Estate Investment Trust, REIT	37,100	1,617
Primaris Retail Real Estate Investment Trust, REIT	125,000	3,380
Total Canada (Cost $5,534)		6,501
CHINA 1.3%		
Common Stocks 1.3%		
China Resources Land (HKD)	672,000	1,852
Total China (Cost $1,401)		1,852
FRANCE 3.4%		
Common Stocks 3.4%		
Gecina, REIT	11,789	1,316

SINGAPORE 4.9%

Common Stocks 4.9%		
CapitaCommercial Trust, REIT	515,000	712
Capitamall Trust, REIT	1,227,000	2,150
CapitaMalls Asia	704,000	1,132
Global Logistic Properties	434,000	998
Mapletree Industrial Trust, REIT	1,631,640	1,823
Total Singapore (Cost $5,446)		6,815

SWEDEN 1.2%

Common Stocks 1.2%		
Hufvudstaden, A Shares	134,711	1,709
Total Sweden (Cost $1,361)		1,709

SWITZERLAND 1.8%

Common Stocks 1.8%		
PSP Swiss Property	26,017	2,469
Total Switzerland (Cost $2,088)		2,469

UNITED KINGDOM 6.0%

Common Stocks 6.0%		
Capital Shopping Centres, REIT	184,687	1,039
Derwent London, REIT	41,932	1,442
Great Portland Estates, REIT	163,387	1,305
Hammerson, REIT	183,536	1,479
Land Securities, REIT	78,309	1,059
Shaftesbury, REIT	207,431	1,931
Total United Kingdom (Cost $6,597)		8,255

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $116,254)	$	137,431
Receivable for shares sold		2,046
Dividends receivable		378
Cash		25
Due from affiliates		14
Other assets		248
Total assets		140,142
Liabilities		
Payable for investment securities purchased		1,425
Payable for shares redeemed		119
Investment management fees payable		76
Due to affiliates		24
Other liabilities		227
Total liabilities		1,871
NET ASSETS	$	138,271
Net Assets Consist of:		
Undistributed net investment income	$	130
Accumulated undistributed net realized loss		(3,388)
Net unrealized gain		21,176
Paid-in capital applicable to 7,676,103 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		120,353
NET ASSETS	$	138,271
NET ASSET VALUE PER SHARE		
Investor Class		
($130,676,245 / 7,252,490 shares outstanding)	$	18.02
Advisor Class		
($7,594,918 / 423,613 shares outstanding)	$	17.93

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/12
Investment Income (Loss)		
Dividend income (net of foreign taxes of $158)		$ 2,257
Expenses		
Investment management		555
Shareholder servicing		
Investor Class	$ 122	
Advisor Class	10	132
Rule 12b-1 fees		
Advisor Class		9
Prospectus and shareholder reports		
Investor Class	37	
Advisor Class	3	40
Custody and accounting		233
Registration		71
Legal and audit		27
Directors		5
Miscellaneous		13
Reductions of fees and expenses		
Investment management fees waived		(84)
Expenses reimbursed by manager		(160)
Total expenses		841
Net investment income		1,416
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		749
Foreign currency transactions		2
Net realized gain		751
Change in net unrealized gain (loss)		
Securities		16,403
When-issued sales commitments		2
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized gain (loss)		16,404
Net realized and unrealized gain (loss)		17,155
INCREASE IN NET ASSETS FROM OPERATIONS		$ 18,571

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/12	12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,416	$ 736
Net realized gain	751	312
Change in net unrealized gain (loss)	16,404	(3,540)
Increase (decrease) in net assets from operations	18,571	(2,492)
Distributions to shareholders		
Net investment income		
Investor Class	(1,813)	(646)
Advisor Class	(96)	(14)
Net realized gain		
Investor Class	(2,576)	(237)
Advisor Class	(151)	(4)
Tax return of capital		
Investor Class	–	(98)
Advisor Class	–	(2)
Decrease in net assets from distributions	(4,636)	(1,001)
Capital share transactions*		
Shares sold		
Investor Class	84,592	19,871
Advisor Class	6,584	821
Distributions reinvested		
Investor Class	3,809	725
Advisor Class	247	13
Shares redeemed		
Investor Class	(14,552)	(11,186)
Advisor Class	(638)	(450)
Redemption fees received	31	17
Increase in net assets from capital share transactions	80,073	9,811
Net Assets		
Increase during period	94,008	6,318
Beginning of period	44,263	37,945
End of period	**$ 138,271**	**$ 44,263**

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Global Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Real Estate Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $73,640,000 and $3,335,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to per-share rounding of distributions. Reclassifications between income and gain relate primarily to the character of dividends received from real estate investment trusts (REITs). For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2012, the fund utilized $7,000 of capital loss carryforwards. Certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $84,000 were waived and expenses in the amount of $160,000 were reimbursed by Price Associates during the year ended December 31, 2012. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $895,000 remain subject to repayment at December 31, 2012.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $200,000 for Price Associates; $77,000 for T. Rowe Price Services, Inc.; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, representing 7% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Global Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Real Estate Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $3,019,000 from short-term capital gains,

  $287,000 from long-term capital gains, of which $214,000 was subject to the 15% rate gains category, and $73,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $445,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $54,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $1,391,000 and foreign taxes paid of $158,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director,
2008	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2008
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2008	Company (1987 to present); Director, Simon Property Group
[142]	(2004 to present); Director, Norfolk Southern (2008 to present);
Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2008
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2008	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2008	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Real Estate Fund	Principal Occupation(s)

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly student, Columbia
Business School (to 2008); intern, T. Rowe
Price (summer 2007)

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Michael M. Lasota (1982)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly student, University
of Chicago, Graduate School of Business
(to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Viral Patel (1969)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Berstein Value Equities (to 2011)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013